Exhibit 2.4

                        ASSIGNMENT OF MEMBERSHIP INTEREST


     HPF Holdings, Inc. ("Assignor"), a Delaware corporation, for good and valuable consideration, receipt of which is hereby acknowledged, intending to be legally bound, hereby assigns, transfers and delivers to nutrisystem.com inc. ("Assignee"), a Delaware corporation, all of Assignor's right, title, claim and interest in and to its eighty-nine percent (89%) membership interest in NutriSystem Direct, L.L.C., a Pennsylvania limited liability company, in accordance with the provisions of the Stock Exchange and Purchase Agreement dated as of August 16, 1999, among Assignee, HPF Holdings, Inc., Brian Haveson, Joseph Boileau, Kathleen Simone, Deborah Gallen and Frederick C. Tecce.

     IN WITNESS WHEREOF, the undersigned does hereby execute this Assignment of Membership Interest as of the 30th day of September, 1999.


                                               HPF HOLDINGS, INC.


                                               By: /s/ Stanley H. Meadows
                                                   --------------------------
                                                       Stanley H. Meadows
                                                       Assistant Secretary

                        ASSIGNMENT OF MEMBERSHIP INTEREST


     Brian D. Haveson ("Assignor"), an individual, for good and valuable consideration, receipt of which is hereby acknowledged, intending to be legally bound, hereby assigns, transfers and delivers to nutrisystem.com inc. ("Assignee"), a Delaware corporation, all of Assignor's right, title, claim and interest in and to his seven and one-half percent (7.5%) membership interest in NutriSystem Direct, L.L.C., a Pennsylvania limited liability company, in accordance with the provisions of the Stock Exchange and Purchase Agreement dated as of August 16, 1999, among Assignee, HPF Holdings, Inc., Brian Haveson, Joseph Boileau, Kathleen Simone, Deborah Gallen and Frederick C. Tecce.

     IN WITNESS WHEREOF, the undersigned does hereby execute this Assignment of Membership Interest as of the 30th day of September, 1999.


                                             /s/ Brian D. Haveson
                                             ---------------------------
                                             Brian D. Haveson

                        ASSIGNMENT OF MEMBERSHIP INTEREST


     Joseph Boileau ("Assignor"), an individual, for good and valuable consideration, receipt of which is hereby acknowledged, intending to be legally bound, hereby assigns, transfers and delivers to nutrisystem.com inc. ("Assignee"), a Delaware corporation, all of Assignor's right, title, claim and interest in and to his one percent (1.0%) membership interest in NutriSystem Direct, L.L.C., a Pennsylvania limited liability company, in accordance with the provisions of the Stock Exchange and Purchase Agreement dated as of August 16, 1999, among Assignee, HPF Holdings, Inc., Brian Haveson, Joseph Boileau, Kathleen Simone, Deborah Gallen and Frederick C. Tecce.

     IN WITNESS WHEREOF, the undersigned does hereby execute this Assignment of Membership Interest as of the 30th day of September, 1999.


                                            /s/ Joseph Boileau
                                            -------------------------
                                            Joseph Boileau

                        ASSIGNMENT OF MEMBERSHIP INTEREST


     Kathleen Simone ("Assignor"), an individual, for good and valuable consideration, receipt of which is hereby acknowledged, intending to be legally bound, hereby assigns, transfers and delivers to nutrisystem.com inc. ("Assignee"), a Delaware corporation, all of Assignor's right, title, claim and interest in and to her one percent (1.0%) membership interest in NutriSystem Direct, L.L.C., a Pennsylvania limited liability company, in accordance with the provisions of the Stock Exchange and Purchase Agreement dated as of August 16, 1999, among Assignee, HPF Holdings, Inc., Brian Haveson, Joseph Boileau, Kathleen Simone, Deborah Gallen and Frederick C. Tecce.

     IN WITNESS WHEREOF, the undersigned does hereby execute this Assignment of Membership Interest as of the 30th day of September, 1999.


                                              /s/ Kathleen Simone
                                              -------------------------
                                              Kathleen Simone

                        ASSIGNMENT OF MEMBERSHIP INTEREST


     Deborah Gallen ("Assignor"), an individual, for good and valuable consideration, receipt of which is hereby acknowledged, intending to be legally bound, hereby assigns, transfers and delivers to nutrisystem.com inc. ("Assignee"), a Delaware corporation, all of Assignor's right, title, claim and interest in and to her one percent (1.0%) membership interest in NutriSystem Direct, L.L.C., a Pennsylvania limited liability company, in accordance with the provisions of the Stock Exchange and Purchase Agreement dated as of August 16, 1999, among Assignee, HPF Holdings, Inc., Brian Haveson, Joseph Boileau, Kathleen Simone, Deborah Gallen and Frederick C. Tecce.

     IN WITNESS WHEREOF, the undersigned does hereby execute this Assignment of Membership Interest as of the 30th day of September, 1999.


                                               /s/ Deborah Gallen
                                               ------------------------
                                               Deborah Gallen

                        ASSIGNMENT OF MEMBERSHIP INTEREST


     Frederick C. Tecce ("Assignor"), an individual, for good and valuable consideration, receipt of which is hereby acknowledged, intending to be legally bound, hereby assigns, transfers and delivers to nutrisystem.com inc. ("Assignee"), a Delaware corporation, all of Assignor's right, title, claim and interest in and to his two and one-half percent (2.5%) membership interest in NutriSystem Direct, L.L.C., a Pennsylvania limited liability company, in accordance with the provisions of the Stock Exchange and Purchase Agreement dated as of August 16, 1999, among Assignee, HPF Holdings, Inc., Brian Haveson, Joseph Boileau, Kathleen Simone, Deborah Gallen and Frederick C. Tecce.

     IN WITNESS WHEREOF, the undersigned does hereby execute this Assignment of Membership Interest as of the 30th day of September, 1999.


                                                /s/ Frederick C. Tecce
                                                ---------------------------
                                                Frederick C. Tecce